10.1

UNSECURED PROMISSORY NOTE

$2,500,000.00 April 1, 2024

For value received, Fathom Manufacturing, LLC, a Delaware limited liability company (the “Borrower”), promises to pay to CORE Industrial Partners Fund I, L.P. (the “Lender”) on behalf of CORE Industrial Partners Fund I, L.P., a Delaware limited partnership (“Main Fund”) and CORE Industrial Partners Fund I Parallel, L.P., a Delaware limited partnership (“Parallel Fund” and together with the Main Fund, collectively, the “Lending Parties” and each, a “Lending Party”), on the Maturity Date (as defined herein), the amount of, and to pay interest on, the principal sum outstanding from time to time, as such amount may be increased by PIK Interest (as defined herein) (the “Outstanding Principal Amount”) under this unsecured promissory note, dated as of the Closing Date (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Note”) at the rates set forth in this Note.

The Lending Parties have agreed to make the Term Loan (as defined herein) available to the Borrower in consideration of the Borrower’s covenants and performance hereunder and the guarantee of the Borrower’s payment and performance hereunder by the Guarantors (as defined herein). The Note Parties (as defined herein) will derive substantial direct and indirect benefits from the Term Loan to the Borrower pursuant to this Note and are willing to have Borrower execute and deliver this Note in order to induce the Lending Parties to make the Term Loan.

1.
The Term Loan Borrowing.
(a)
Subject to the term and conditions set forth herein, the Lending Parties with a Term Loan Commitment (as defined herein) agree to make a term loan (the “Term Loan”) under this Note to the Borrower, on the Closing Date, in an aggregate amount not to exceed the amount of the Term Loan Commitments. Upon the funding of the Term Loans by each Lending Party on the Closing Date, the Term Loan Commitments shall immediately and automatically be terminated. Each Lending Party is entering into this Note and making the Term Loan hereunder for the benefit of the Borrower and its Subsidiaries and, for the avoidance of doubt, the Borrower may, subject to the notice requirements of this Section 1, repay, refinance or replace this Note and the outstanding Term Loan hereunder, in each case, without premium or penalty.
(b)
The Borrowing shall be made in United States dollars following the Borrower’s irrevocable written notice to the Lender, which notice must be received by the Lender not later than 3:00 p.m. (New York City time) one (1) Business Day prior to Closing Date. Each such notice shall be signed by the chief executive officer, chief financial officer or treasurer of the Borrower and shall specify (i) the requested date of the Borrowing (which shall be a Business Day), (ii) the principal amount of Term Loan to be borrowed and (iii) the account of the Borrower to be credited with the proceeds of such Borrowing.
2.
Interest. Interest on the unpaid Outstanding Principal Amount will accrue at the rate of 5.0% per annum. Interest will be due and payable in arrears on a quarterly basis on the last Business Day of each March, June, September and December of each year during the term of this Note beginning on June 30, 2024 (each an “Interest Payment Date”). With respect to interest due and payable on each Interest Payment Date, such interest shall be payable in kind by increasing the Outstanding Principal Amount of this Note by the amount of interest due on such date (the “PIK Interest”). Following an increase in the Outstanding Principal Amount of the Note as a result of payment of PIK Interest, interest on the unpaid Outstanding Principal Amount will accrue from and after the date of payment of such PIK Interest. All accrued and unpaid interest shall be due and payable on the Maturity Date. Upon the occurrence and during the continuance of an Event of Default (as defined herein), the Note Parties shall pay interest on the principal amount of all overdue Obligations hereunder at an interest rate equal to the interest rate otherwise in effect hereunder plus 2.0% per annum. Accrued and unpaid interest on past due amounts (including, without limitation, interest on past due interest) shall be due and payable in cash upon written demand.
3.
Payments of Principal and Interest. Borrower shall pay interest on, and repay the principal amount of, this Note as follows:
(a)
Prepayments. Provided the Borrower shall have given written notice to the Lender and subject to the remaining provisions of this Section 3, the Borrower shall have the right to, and in the Borrower’s sole discretion may, voluntarily prepay any principal amount hereunder, in whole or in part, in a minimum amount of $250,000 (or the remaining unpaid principal, if less), not earlier than one (1) Business Day after such written notice to the Lender (such payment to be received prior to 3:00 p.m. (central standard time)) (or such shorter time period as consented to by the Lender) with accrued interest to the date of such prepayment on the amount to be prepaid. Any payments so made shall be without premium or penalty and shall be applied first to accrued but unpaid interest (including, without limitation, all interest accrued due to the occurrence of an Event of Default), second, to the payment of PIK Interest hereunder until all such PIK Interest is paid and third, to outstanding principal.
(b)
Maturity Date. Borrower shall pay the entire remaining outstanding principal amount of this Note, together with all accrued and unpaid interest thereon (including, without limitation, all interest accrued due to the occurrence of an Event of Default), on September 30, 2024 (the “Maturity Date”).
(c)
Method of Payment. Any payment to be made hereunder shall be made by wire transfer of immediately available funds to an account designated by the Lender.
4.
Representations and Warranties. The Borrower represents and warrants to the Lending Parties at the time of each borrowing of funds pursuant to this Note that:
(a)
Organization; Powers. Each Note Party (i) is duly organized, validly existing and (if applicable) in good standing under the laws of the jurisdiction of its organization except for such failures to be in good standing which could not reasonably be expected to have a Material Adverse Effect, (ii) has all requisite power and authority to own its property and assets and to carry on its business as now conducted, (iii) is qualified to do business in each jurisdiction where such qualification is required, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect, and (iv) has the power and authority to execute, deliver and perform its obligations under each of the Note Documents and each other agreement or instrument contemplated thereby to which it is or will be a party and, in the case of the Borrower, to borrow and otherwise obtain credit hereunder.
(b)
Authorization. The execution, delivery and performance by each Note Party of each of the Note Documents to which it is a party, and the borrowings hereunder and the Transactions (i) have been duly authorized by all corporate, stockholder, limited liability company or partnership action required to be obtained by each Note Party and (ii) will not (A) violate (I) any provision of (x) law, statute, rule or regulation or (y) the certificate or articles of incorporation or other constitutive documents or by-laws of each Note Party, (II) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (III) any provision of any indenture, lease, agreement or other instrument to which Holdings, the Borrower or any such Subsidiary is a party or by which any of them or any of their respective property is or may be bound, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under any such indenture, lease, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (A) (other than subclause (I)(y) thereof) or (ii) of this Section 4, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(c)
Enforceability. This Note has been duly executed and delivered by the Borrower and constitutes, and each other Note Document when executed and delivered by each Note Party that is party thereto will constitute, a legal, valid and binding obligation of such Note Party enforceable against each such Note Party in accordance with its terms, subject to (i) the Debtor Relief Laws, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.
(d)
Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions except for (i) such consents, authorizations, filings or other actions that have been made or obtained and are in full force and effect, (ii) filings with the Securities and Exchange Commission reporting the Transactions and (iii) such actions, consents and approvals the failure to be obtained or made which could not reasonably be expected to have a Material Adverse Effect.
(e)
Investment Company Act. None of the Note Parties is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.
(f)
Solvency. The Note Parties are Solvent (as defined herein). The Borrower does not intend to, and does not believe that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be received by it or any such subsidiary and the timing and amounts of cash to be payable on or in respect of its indebtedness or the indebtedness of any such Subsidiary.
5.
Conditions Precedent to the Issuance of this Note. The obligation of the Lending Parties to provide the Term Loan to the Borrower hereunder on the Closing Date is subject to satisfaction or waiver by the Lender of the following conditions precedent:
(a)
Note Documents. The Lender (or its counsel) shall have received from each Note Party a counterpart of the Note, the Guarantee Agreement and/or, as applicable, the other Note Documents signed on behalf of such Note Party.
(b)
Resolutions. The Lender (or its counsel) shall have received with respect to each Note Party, resolutions or other action duly adopted by the board of directors (or other governing body) of such Note Party authorizing and approving the Transactions contemplated hereunder and the execution, delivery and performance of the Note and the other Note Documents to which it is a party.
6.
Events of Default; Acceleration.
(a)
Occurrence. An “Event of Default” shall be deemed to occur if (i) Borrower fails to pay any principal amount or interest hereunder when due, whether at the Maturity Date, by acceleration or otherwise, and such failure has continued for a period of three (3) Business Days, (ii) an “Event of Default” (as such term is used in the Credit Agreement) occurs under the Credit Agreement, (iii) an involuntary proceeding is commenced or an involuntary petition is filed in a court of competent jurisdiction seeking (A) relief in respect of the Borrower or any of the other Note Parties, or of a substantial part of the property or assets of the Borrower or any of the other Note Parties, under Title 11 of the United States Bankruptcy Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (B) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any of the other Note Parties or for a substantial part of the property or assets of the Borrower or any of the other Note Parties or (C) the winding-up or liquidation of the Borrower or any other Note Party, and such proceeding or petition continues undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing in this clause (iii) is entered; (iv) the Borrower or any other Note Party (A) voluntarily commences any proceeding or files any petition seeking relief under Title 11 of the United States Bankruptcy Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (B) consents to the institution of, or fails to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (iii) above, (C) applies for, requests or consents to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any of the other Note Parties, or for a substantial part of the property or assets of the Borrower or any other Note Party (D) files an answer admitting the material allegations of a petition filed against it in any such proceeding, (E) makes a general assignment for the benefit of creditors or (F) becomes unable, admit in writing its inability or fail generally to pay its debts as they become due; (v) any Note Party shall fail to observe or perform when due any covenant, condition or agreement contained in any Note Document, and such failure shall continue unremedied for a period of thirty (30) days (other than any “Event of Default” with a specified time periods in this Section 6(a)) after the earlier of knowledge of such default by any Note Party or notice thereof from the Lender to the Borrower; (vi) any representation or warranty made or deemed made by the Borrower or any other Note Party in any Note Document, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished in connection with or pursuant to any Note Document, shall prove to have been incorrect in any material respect when so made, deemed made or furnished by the Borrower or any other Note Party; and (vii) (A) any Note Document shall for any reason be asserted in writing by any Note Party not to be a legal, valid and binding obligation of any party thereto or (B) the guaranty pursuant to the Guarantee Agreement by any of the Note Parties of any of the Obligations shall cease to be in full force and effect (other than in accordance with the terms thereof), or shall be asserted in writing by any of the Note Parties not to be in effect or not to be legal, valid and binding obligations.
(b)
Rights and Remedies. If an Event of Default has occurred and is continuing, the Lender may declare all or any portion of the outstanding principal amount of this Note to be immediately due and payable and demand the immediate payment of all or any portion of such outstanding principal amount without presentment, demand, protest, notice of acceleration, notice of intent to accelerate or other notice of any kind, all of which are hereby expressly waived to the extent permissible under applicable law by the Note Parties; provided that upon the occurrence of an event described in (x) Section 6(a)(iii) or Section 6(a)(iv) or (y) Section 7.01(h) or Section 7.01(i) of the Credit Agreement with respect to any Note Party, in each case, the unpaid principal amount of the outstanding Term Loan and all interest and other amounts shall automatically become due and payable, in each case without further act of the Lender or any other Lending Party. If the Lender so demands immediate payment of all or any portion of this Note, Borrower immediately shall pay to the Lender the principal amount of this Note requested to be paid plus all accrued interest thereon. In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the maturity of the Obligations shall have been accelerated pursuant hereto, the Lender may proceed to protect and enforce its rights and remedies under this Note or any of the other Note Documents by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Note and the other Note Documents or any instrument pursuant to which Obligations are evidenced, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Lender or any other Lending Party. No remedy herein is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.
7.
Miscellaneous.
(a)
Waivers. Borrower, or its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of this Note, and waives and renounces all rights to the benefits of any statute of limitations or any moratorium, appraisement, exemption or homestead now provided or that may hereafter be provided by any federal or applicable state statute, including, without limitation, exemptions provided by or allowed under the United States Bankruptcy Code, both as to itself and as to all of its property, whether real or personal, against the enforcement and collection of the obligations evidenced by this Note and any and all extensions, renewals and modifications hereof, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that the Lender may accept security for this Note or release security for this Note, all without in any way affecting the liability of Borrower hereunder. Borrower agrees that any delay on the part of the Lender in exercising any rights hereunder shall not operate as a waiver of such rights.
(b)
Severability. In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Note operate or would prospectively operate to invalidate this Note, then and in any such event, only such provision(s) shall be deemed null and void and shall not affect any other provision of this Note and the remaining provisions of this Note shall remain operative and in full force and effect and in no way shall be affected, prejudiced or disturbed thereby.
(c)
Successors and Assigns. This Note shall be freely assignable by any Lending Party in whole or in part, and shall inure to the benefit of such Lending Party’s successors and registered assigns. Borrower’s obligations hereunder shall be binding upon its successors and assigns; provided that no assignment (including, without limitation, by operation of law or otherwise) shall relieve the Borrower from its obligations hereunder, which shall remain the primary obligations of Borrower. Borrower shall maintain at its office a register for the recordation of the name and address of each Lending Party and any of its successors and registered assigns and remaining principal amount of the Note (the “Register”) and a copy of each and any assignment of this Note delivered to it by the Lending Parties. The Lender shall notify Borrower in writing prior to any assignment, transfer or other disposition of this Note (or any portion hereof) by any Lending Party, or of any Lending Party’s rights or interests hereunder, with such written notice to be delivered to Borrower not later than one (1) Business Day prior to any such assignment, transfer or disposition and which notice shall specify the principal amount hereunder that is the subject of such assignment, transfer or disposition. No assignment, transfer or other disposition of this Note (or any portion hereof) shall be effective except as set forth herein. The entries in the Register shall be conclusive absent manifest error, and Borrower may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lending Party for all purposes of this Note, notwithstanding notice to the contrary. The Register shall be available for inspection by the Lender, at any reasonable time and from time to time upon reasonable notice. This Note is intended to be in “registered form” pursuant to Sections 163(f) and 103 of the Internal Revenue Code of 1986, as amended from time to time. Unless and until notified otherwise by all then registered Lending Parties, all notices hereunder from the Lending Parties to Borrower and actions, including, without limitation, approvals, modifications, waivers and consents, of the Lending Parties hereunder shall be from the Lender alone, and the Borrower may rely on such as the notices and/or actions of all Lending Parties.
(d)
Destroyed; Lost Notes. Upon receipt of evidence reasonably satisfactory to Borrower of the mutilation, destruction, loss or theft of this Note, and, in the case of any such mutilation, upon surrender and cancellation of this Note, Borrower shall, upon the written request of the Lender, execute and deliver to the Lender in replacement thereof a new Note in the same form, in the same original principal amount and dated the same date as the Note so mutilated, destroyed, lost or stolen, and such Note so mutilated, destroyed, lost or stolen shall then be deemed no longer outstanding hereunder.
(e)
Time of Payment. If any payment is due, or any time period for giving notice or taking action expires, on a day which is not a Business Day, the payment shall be due and payable on, and the time period shall automatically extend to, the next Business Day immediately following, and interest shall continue to accrue at the required rate hereunder until any such payment is made.

(f)
Cancellation. After all principal, accrued interest (including, without limitation, all interest accrued due to the occurrence of an Event of Default) and all other amounts at any time owned or unpaid on this Note have been paid in full in cash, this Note shall be surrendered to the Borrower for cancellation.
(g)
Counterparts; Electronic Signatures. This Note and each other Note Document may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute a single contract. This Note shall become effective when it shall have been executed by the Lender and when the Lender shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Any signature to this Note may be delivered by facsimile, electronic mail (including, without limitation, .pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Note. The Lender may also require that any such documents and signatures delivered by telecopier be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier.
(h)
Notice.
(i)
General. Simultaneously with the delivery thereof to the Senior Agent, the Borrower shall deliver to the Lender copies of any notices, financial statements, certificates, instruments or other documentation delivered or otherwise provided to the Administrative Agent under Section 6.04 of the Credit Agreement. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder or any other Note Document shall be in writing (including, without limitation, by facsimile transmission). All such written notices shall be delivered by personal delivery or recognized overnight courier service, signature required, or (subject to Section 7(h)(iii)) electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: if to the Borrower, or any other Note Party, or the Lender, to the address, electronic mail address or telephone number specified for such person on Schedule 1 or to such other address, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; and (B) if delivered by electronic mail (which form of delivery is subject to the provisions of Section 7(h)(iii)), when delivered; provided that notices and other communications to the Lender pursuant to Section 1 shall not be effective until actually received by such person. In no event shall a voice mail message be effective as a notice, communication or confirmation hereunder. Notices and other communications delivered through electronic communications to the extent provided in subsection (ii) below, shall be effective as provided in such subsection (ii).
(ii)
Electronic Communications. The Lender or the Borrower may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Lender otherwise prescribes, notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.
(iii)
Effectiveness of Facsimile Documents and Signatures. Note Documents may be transmitted and/or signed by facsimile or other electronic transmission (e.g., portable document format (“pdf”)). The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually signed originals and shall be binding on all Note Parties and the Lender and the Lending Parties. The Lender may also require that any such document and signatures be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.
(iv)
Change of Address, Etc. The Borrower and the Lender may change its address or telephone number for notices and other communications hereunder by notice to the other parties hereto, and Schedule 1 shall be revised in accordance therewith.
(v)
Reliance by Lender and Lending Parties. The Lender and the Lending Parties shall be entitled to rely and act upon any notices (including, without limitation, electronic notices of borrowing) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. All telephonic notices to and other telephonic communications with the Lender may be recorded by the Lender, and each of the parties hereto hereby consents to such recording.
(i)
Integration. This Note, together with the other Note Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Note and those of any other Note Document (other than any intercreditor agreement), the provisions of this Note shall control; provided that the inclusion of supplemental rights or remedies in favor of the Lender or the Lending Parties in any other Note Document shall not be deemed a conflict with this Note. Each Note Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.
(j)
Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Note Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Lender and each Lending Party, regardless of any investigation made by the Lender or any Lending Party or on its behalf and notwithstanding that the Lender or any Lending Party may have had notice or knowledge of any Default at the time of any Borrowing, and shall continue in full force and effect as long as the Term Loan or any other Obligation hereunder shall remain unpaid or unsatisfied.
(k)
Service of Process. Each party to this Note irrevocably consents to service of process in the manner provided for notices in Section 7(h). Such service may be made by mailing or delivering a copy of such process to such Note Party at the address set forth in Section 7(h). Nothing in this Section 7(k) shall affect the right of any Lending Party or the Lender to serve legal process in any other manner permitted by applicable law or affect the right of any Lending Party or the Lender to bring any suit, action or proceeding against each Note Party or its property in the courts of other jurisdictions.
(l)
GOVERNING LAW.
(i)
THIS NOTE AND EACH OTHER NOTE DOCUMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS NOTE OR ANY OTHER NOTE DOCUMENTATION (EXCEPT, AS TO ANY OTHER NOTE DOCUMENT, AS EXPRESSLY SET FORTH HEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF THE STATE OF NEW YORK.
(ii)
THE BORROWER AND EACH OTHER NOTE PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE LENDER, ANY LENDING PARTY, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS NOTE OR ANY OTHER NOTE DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS NOTE OR IN ANY OTHER NOTE DOCUMENT SHALL AFFECT ANY RIGHT THAT THE LENDER OR ANY LENDING PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS NOTE OR ANY OTHER NOTE DOCUMENT AGAINST THE BORROWER OR ANY OTHER NOTE PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(iii)
EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR ANY OTHER NOTE DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (ii) OF THIS SECTION 7(l). EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(m)
WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS NOTE OR ANY OTHER NOTE DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS NOTE AND THE OTHER NOTE DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.
(n)
Tax Treatment. The Lender, the Lending Parties and Borrower intend to treat this Note as debt for U.S. federal, state and other income tax purposes, and the parties agree to not take any position inconsistent with such treatment.
(o)
Amendments; Waivers. Neither this Note nor any other Note Document may be amended, restated, amended and restated, supplemented, waived or otherwise modified except by written agreement signed by the Borrower and the Lender. The waiver of any term hereof or the breach thereof in any instance shall not be deemed to be a waiver of such term or breach in any other instance or of any other term or breach.
(p)
Additional Subsidiaries. To the extent any Subsidiary of the Borrower becomes a Subsidiary Loan Party (as defined in the Credit Agreement) and becomes subject to the provisions of Section 5.10 of the Credit Agreement subsequent to the date of this Note, upon the request of the Lender, such Subsidiary shall execute any and all further documents, agreements and instruments, and take all such further actions, that may be required under any applicable law, or which the Lender may reasonably request, to cause such Subsidiary to become a Note Party for purposes of the Note.
8.
Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Note and are not to affect the construction of, or to be taken into consideration in interpreting, this Note.
9.
Definitions. As used in this Note, the following terms shall have the meanings set forth below:
“Administrative Agent” means the “Administrative Agent” as such term is defined in the Credit Agreement.
“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified; provided that portfolio companies of the Lender or any Lending Party that are not Subsidiaries of Holdings shall be deemed not to be Affiliates of any Note Party.
“Borrower” has the meaning in the preliminary statements to this Note.
“Borrowing” means a borrowing consisting of Term Loans made by the Lending Parties.
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, when used in relation to the Note Parties, New York.

“Closing Date” means the first date all the conditions precedent in Section 5 are satisfied or waived by the Lender as set forth therein, which date is April 1, 2024.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlled” has a meaning correlative thereto.
“Credit Agreement” means that certain Credit Agreement, dated as of December 23, 2021, as amended, restated, amended and restated, supplemented or otherwise modified from time to time, by and among the Note Parties from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent and the lenders from time to time party thereto.
“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, general assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.
“Default” means any event or condition that upon notice, the lapse of grace period, or both, would constitute an Event of Default.
“Event of Default” has the meaning set forth in Section 6.
“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state, local, or otherwise, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.
“Guarantee Agreement” means the Guarantee Agreement, dated as of the Closing Date, as amended, restated, amended and restated, supplemented, reaffirmed or otherwise modified from time to time, made by the Guarantors in favor of the Lender, together with each other guarantee agreement and guarantee agreement supplement of any Subsidiary in respect of the Obligations of the Borrower delivered pursuant to Section 7(p).
“Guarantors” means, collectively, Fathom Guarantor, LLC, a Delaware limited liability company and the Subsidiaries set forth on the signature pages to the Guarantee Agreement that, as of the Closing Date, have guaranteed the Obligations of the Borrower (in its capacity as the Borrower under the Note Documents) pursuant to the Guarantee Agreement and each other Subsidiary that has become a Guarantor pursuant to Section 7(p). For avoidance of doubt, the Borrower in its sole discretion may cause any Subsidiary that is not otherwise required to become a Guarantor to guarantee the Obligations by causing such Subsidiary to become a party to the Guarantee Agreement required by Section 7(p).
“Interest Payment Date” has the meaning set forth in Section 2.
“Laws” means, collectively, all international, foreign, federal, state and local laws (including, without limitation, common law), statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities and executive orders, including, without limitation, the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority.
“Lender” has the meaning in the preliminary statements to this Note.

“Lending Party” has the meaning in the preliminary statements to this Note.
“Main Fund” has the meaning in the preliminary statements to this Note.

“Material Adverse Effect” means any event, development or circumstance that has had or could reasonably be expected to have a material adverse effect on (a) the business, operations, assets or financial condition of the Borrower and its Subsidiaries, taken as a whole, (b) the ability of the Note Parties, taken as a whole, to perform their payment obligations under the Note Documents, or (c) the rights of or benefits available to the Lender or the Lending Parties under the Note Documents.

“Maturity Date” has the meaning set forth in Section 3(b).
“Note” has the meaning in the preliminary statements to this Note.
“Note Documents” means, collectively, (a) this Note, (b) the Guarantee Agreement and (c) any other document, agreement or instrument designated in writing as a “Note Document” by the applicable Note Party, applicable Lending Party and the Lender.
“Note Parties” means, collectively, the Borrower and each Guarantor.
“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Note Party arising under any Note Document with respect to the Term Loan, in each case, whether direct or indirect (including, without limitation, those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including, without limitation, interest and fees that accrue after the commencement by or against any Note Party of any proceeding under any Debtor Relief Laws naming such person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. Without limiting the generality of the foregoing, the Obligations of the Note Parties under the Note Documents include the obligation to pay principal and interest and other amounts payable by any Note Party under any Note Document.
“Parallel Fund” has the meaning in the preliminary statements to this Note.
“Person” means any natural person, corporation, business trust, joint ventures, associations, company, partnership, limited liability company or government, individual or family trusts, or any agency or political subdivision thereof or other entity.
“PIK Interest” has the meaning set forth in Section 2.
“Register” has the meaning set forth in Section 7.

“Solvent” and “Solvency” mean, immediately after giving effect to the Transactions, (a) the fair value of the assets of the Borrower and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of the Borrower and its Subsidiaries on a consolidated basis, respectively; (b) the present fair saleable value of the property of the Borrower and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Borrower and its Subsidiaries on a consolidated basis, respectively, on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Borrower and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) the Borrower and its Subsidiaries on a consolidated basis will not conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the Closing Date.

“Subsidiary” and “Subsidiaries” have the meanings ascribed to them in the Credit Agreement.

“Term Loan” has the meaning set forth in Section 1.
“Term Loan Commitment” means each Lending Party’s commitment to make the Term Loan in an aggregate principal and/or face amount at any time outstanding not to exceed $2,500,000 or in any agreement pursuant to which any other person becomes a party hereto holding a Term Loan Commitment, as such commitment may be changed from time to time pursuant to the terms hereof. The aggregate Term Loan Commitment shall be $2,500,000 on the Closing Date (which (i) 73.8687% of such Term Loan Commitment shall be allocated to the Main Fund and (ii) 26.1313% of such Term Loan Commitment shall be allocated to the Parallel Fund).
“Transactions” means, collectively, (a) the issuance of this Note and (b) the entry into and delivery of the other Note Documents.

* * * * * *

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first written above.

FATHOM MANUFACTURING, LLC,

as the Borrower

By: /s/ Mark T. Frost
Name: Mark T. Frost

Title: Chief Financial Officer

[Signature Page to Unsecured Promissory Note]

ACCEPTED AND AGREED:

CORE INDUSTRIAL PARTNERS FUND I, L.P.,

as the Lender and as a Lending Party

By: CORE Industrial Partners GP I, LLC

Its: General Partner

By: /s/ John May

Name: John May

Title: Managing Partner

CORE INDUSTRIAL PARTNERS FUND I PARALLEL, L.P., as a Lending Party

By: CORE Industrial Partners GP I, LLC

Its: General Partner

By: /s/ John May

Name: John May

Title: Managing Partner

[Signature Page to Unsecured Promissory Note]

Schedule 1

Addresses for Notices

Borrower: Mark Frost Fathom Manufacturing, LLC 1050 Walnut Ridge Drive Hartland, WI 53029 Attention: Mark Frost mark.frost@fathommfg.com 262-563-5541	Lender: CORE Industrial Partners, LLC 150 N. Riverside Plaza, Suite 2020 Chicago, Illinois 60606 Attention: John May, Matthew Puglisi john@coreipfund.com, matt@coreipfund.com 312-566-4880